CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Net income	$ 16,566	$ 16,856	$ 16,460
Other comprehensive income (loss), net of tax
Foreign currency translation adjustments, net	(5,469)	495	(621)
Unrealized gain from derivative instruments, net	0	0	29
Unrealized loss (gain) from available-for-sale securities	(259)	(35)	28
Total other comprehensive income (loss), net of tax	(5,728)	460	(564)
Total comprehensive income	10,838	17,316	15,896
Comprehensive income attributable to redeemable non-controlling interests	51	807	157
Comprehensive income attributable to non-controlling interests	442	476	96
Comprehensive income attributable to Magic Software Enterprises' shareholders	$ 10,345	$ 16,033	$ 15,643